12407/89028-008 CURRENT/155258068v7 09/08/2025 2:33 PM Execution Version SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into this 8th day of September, 2025 (the “Second Amendment Effective Date”) by and among (a) (i) CTL PROPCO I LLC, a Delaware limited liability company (“CTL I LLC”), (ii) CTL PROPCO I L.P., a Delaware limited partnership (“CTL I LP”), (iii) CTL PROPCO PR I LLC, a Puerto Rico limited liability company (“CTL PR I LLC”), and (iv) CTL PROPCO PR II LLC, a Puerto Rico limited liability company (“CTL PR II LLC” and, together with CTL I LLC, CTL I LP and CTL PR I LLC, individually or collectively, as the context may require, “Seller”), and (b) OPLTD JCP LLC, a Delaware limited liability company (“Buyer”), and (c) is joined by COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”). RECITALS: A. Seller and Buyer entered into that certain Purchase and Sale Agreement, dated June 16, 2025 (the “Original PSA”) for the Real Property, as defined and described in the PSA, and the Original PSA was amended pursuant to that certain Amendment to Purchase and Sale Agreement, dated as of July 23, 2025 (the “First Amendment”; and the Original PSA, as amended by the First Amendment, the “PSA”). B. Seller and Buyer desire to further amend the PSA as more particularly set forth below. AGREEMENT In consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows: 1. Capitalized Terms. Capitalized terms that are used herein and not otherwise defined herein shall have the meanings ascribed to them in the PSA. 2. Purchase Price. The Parties hereby acknowledge and agree that (a) the Properties known as (i) Store No. 2995 and located at 5858 E Sam Houston Pkwy N, Houston, Texas and (ii) Store No. 2523 and located at 215 Creekside Way, New Braunfels, Texas have been sold by Seller to third parties (the “Third-Party Purchasers”) in accordance with the terms of the PSA and (b) such Properties have been removed from, and are no longer subject to, the PSA. Accordingly, the Purchase Price (for all purposes of the PSA) is hereby amended to $934,646,145 (reflecting a reduction in the aggregate amount of the Allocated Purchase Prices of such Properties). Seller represents and warrants to Buyer that (i) each Third-Party Purchaser timely exercised their respective right of first refusal or right of first offer, as applicable (“ROFR”) to purchase the respective Property in accordance with the applicable instrument granting such ROFR, and (ii) Seller and each Third-Party Purchaser have duly executed and delivered the requisite Severed Lease Documents with respect to each such Property. Together with the execution and delivery of this Amendment, Seller shall deliver to Buyer a copy of (x) the notice letter pursuant to which each Third-Party Purchaser exercised its ROFR, and (y) the [***] Certain information contained in this document has, pursuant to item 601(b)(2) of Regulation S-K, been excluded because such information is both not material and is the type of information that the Trust treats as private or confidential.

12407/89028-008 CURRENT/155258068v7 09/08/2025 2:33 PM Severed Lease Documents for each such Property in satisfaction of Sections 7.1(b) and 10.2(d) of the PSA. 3. Extension of Scheduled Closing Date. (a) As of the Second Amendment Effective Date, the Scheduled Closing Date is hereby extended until October 8, 2025 (the “First Extended Closing Date”). (b) Provided that Buyer is not then in default under the PSA, subject to the terms of this Amendment, Buyer shall have the following rights to further extend the Scheduled Closing Date: (i) If, as of the First Extended Closing Date, [***] Buyer may extend the Scheduled Closing Date from the First Extended Closing Date to November 7, 2025 (the “Second Extended Closing Date”) by delivering written notice to Seller of such extension not later than 5:00 P.M. Eastern Time on the First Extended Closing Date; (ii) If, as of the First Extended Closing Date, [***] then Buyer shall be entitled to extend the Scheduled Closing Date from the First Extended Closing Date to December 8, 2025 (the “Alternative Second Extended Closing Date”) by (1) delivering written notice to Seller of such extension not later than 5:00 P.M. Eastern Time on the First Extended Closing Date and (2) funding to Escrow Agent, by wire transfer of immediately available funds, not later than one (1) Business Day after the First Extended Closing Date, an amount equal to [***] (the “Alternative Extension Deposit”); and (iii) If Buyer validly extends the Scheduled Closing Date to the Second Extended Closing Date (not the Alternative Second Extended Closing Date), then Buyer may further extend the Scheduled Closing Date to December 8, 2025 by (A) delivering written notice to Seller of such extension not later than 5:00 P.M. Eastern Time on the Second Extended Closing Date and (B) funding to Escrow Agent, by wire transfer of immediately available funds, not later than one (1) Business Day after the Second Extended Closing Date, [***] (the “Extension Deposit”) or (2) [***], the Alternative Extension Deposit. (c) [***] 2

12407/89028-008 CURRENT/155258068v7 09/08/2025 2:33 PM (d) Immediately upon the funding thereof, for all purposes of the PSA, the Alternative Extension Deposit or the Extension Deposit, as the case may be (i) shall be deemed to be comprise part of the Deposit (and the amount of the Deposit shall be equal to the amount of the Alternative Extension Deposit or the Extension Deposit, as the case may be) and (ii) for the avoidance of doubt, (A) shall be held by Escrow Agent pursuant to Article 14 of the PSA and (B) shall be a “hard deposit” and shall be non-refundable to Buyer except to the extent otherwise expressly provided in the PSA, including, without limitation, as provided in Sections 4.2(c), 7.1, 8.4, 9.2, 12.1 and 12.3 of the PSA. 4. Ratification. Except as expressly modified or amended by this Amendment, the terms and provisions of the PSA are hereby ratified and confirmed, and upon mutual execution of this Amendment, Seller and Buyer agree that the PSA shall be in full force and effect, as amended hereby. 5. Confidentiality. The terms of Section 6.2 of the PSA are hereby incorporated by reference herein and shall apply to this Amendment with the same force and effect as if fully set forth herein. 6. Press Release. Notwithstanding anything to the contrary in the PSA, from and after the Amendment Effective Date, Seller or its direct or indirect owners shall be permitted to file an 8-K and an associated press release disclosing the contents of this Amendment. 7. Miscellaneous. To the extent of any inconsistency between this Amendment and the PSA, the terms and conditions of this Amendment shall control. This Amendment may be executed in separate counterparts and may be delivered by means of facsimile or by electronic PDF. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all of the parties to this Amendment. [Remainder of page intentionally left blank; signatures on following pages.] 3